Income Tax (Details) - Schedule of Reconciliation of the Differences Between the Statutory Enterprise Income Tax Rate Applicable to Profits of the Consolidated Entities and the Income tax Expenses of the Company - USD ($)
	12 Months Ended
	Sep. 30, 2023	Sep. 30, 2022	Sep. 30, 2021
Schedule of Reconciliation of the Differences Between the Statutory Enterprise Income Tax Rate Applicable to Profits of the Consolidated Entities and the Income tax Expenses of the Company [Abstract]
Income before income tax	$ 10,789,623	$ 20,237,417	$ 18,312,178
Income tax computed at statutory EIT rate (25%)	2,697,406	5,059,354	4,578,045
Deferred tax assets - losses not recognized	1,542,633	1,285,609	153,758
Total	$ 4,240,039	$ 6,344,963	$ 4,731,803